UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2007

Affirmative Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50795	75-2770432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 SOJOURN DRIVE, SUITE 500 ADDISON TX	75001
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 728-6300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Registrant, Affirmative Insurance Holdings, Inc. (Nasdaq: AFFM), a distributor and producer of non-standard personal automobile insurance, today announced that its board of directors has declared a quarterly cash dividend on its outstanding shares of common stock of two cents per share, payable on September 28, 2007, to shareholders of record at the close of business on September 14, 2007. On August 28, 2007, we issued a press release regarding our declaration of the quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Press release announcing quarterly dividend dated August 28, 2007.*

* Filed herewith.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affirmative Insurance Holdings, Inc. (Registrant)
August 28, 2007 (Date)	/s/ JOSEPH G. FISHER Joseph G. Fisher Senior Vice President and General Counsel

Exhibit Index
99.1	Press release dated August 28, 2007